SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 27, 2003
                                                         ----------------

                           IRVINE PACIFIC CORPORATION
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


          Colorado                     000-50159                 84-1424696
--------------------------------------------------------------------------------
(State of Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                            1721 Twenty First Street
                         Santa Monica, California 90404
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code   (310) 453-4499
                                                     ---------------------------




--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.   Changes in Registrant's Certifying Accountant

         Effective October 27, 2003, Irvine Pacific Corporation (the "Company") dismissed Andersen Andersen & Strong, L.C. ("AAS") as the Company's independent accountant. Effective October 27, 2003, the Company engaged Singer Lewak Greenbaum & Goldstein LLP ("SLGG") as the Company's new independent accountants. The dismissal of AAS and the engagement of SLGG were approved by the Company's Board of Directors.

         Prior to SLGG becoming the independent accountants for the Company, neither the Company, nor anyone on its behalf, consulted with SLGG regarding either the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined at Item 304 (a)(1)(iv) of Regulation S-B.

         AAS audited the Company's financial statements for the fiscal years ended December 31, 2002 and 2001. AAS's reports for these periods did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified as to audit scope or accounting principles, except that reports indicated that the Company's losses from operations raised substantial doubt about its ability to operate as a going concern.

         During the fiscal years ended December 31, 2002 and 2001 and the interim period from January 1, 2003 through October 27, 2003, there were no disagreements with AAS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AAS, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the fiscal years ended December 31, 2002 and 2001 and the interim period from January 1, 2003 through October 27, 2003.

         The Company has provided AAS with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountant and, if not, stating the respects in which it does not agree. A copy of AAS's letter is attached as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements. None
(b) Pro Forma Financial Statements. None
(c) Exhibits

Exhibit No.                             Description
-----------                             -----------

16.1 Letter from Andersen Andersen & Strong, L.C. addressed to the United States Securities and Exchange Commission

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           IRVINE PACIFIC CORPORATION

Date:    October 29, 2003                           By:   /s/David MacEachern
                                                      --------------------------
                                                      Name:  David MacEachern
                                                      Title:    President